FPKCCW Small and Mid-Cap Bank and Insurance Conference June 18, 2008 Exhibit 99.1

2.
Forward-Looking Statements
This presentation contains “forward-looking statements” which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  The forward-looking statements are based on the Company's current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that actual developments will be those anticipated by the Company. Actual results may differ materially from those projected as a result of significant risks and uncertainties, including non-receipt of the expected payments, changes in interest rates, effect of the performance of financial markets on investment income and fair values of investments, development of claims and the effect on loss reserves, accuracy in projecting loss reserves, the impact of competition and pricing environments, changes in the demand for the Company's products, the effect of general economic conditions, adverse state and federal legislation, regulations and regulatory investigations into industry practices,  developments relating to existing agreements, heightened competition, changes in pricing  environments, and changes in asset valuations.  The Company undertakes no obligation to publicly update any forward-looking statements as a result of events or developments subsequent to the presentation.

3.
The Argo Group Story
The Company
Argo Group is an international specialty underwriter of
property/casualty insurance focused on niche markets
The Objective
To maintain our profitable growth record as we execute upon our largest business combination to date
The Strategy
Apply our proven business model in deploying capital in selected areas for maximum return

4.
Argo Group Today
•
Specialty underwriter in attractive niche areas of property, casualty insurance and reinsurance
•
Headquarters: Bermuda
– operates in 50 states and internationally
•
Market Cap over $1B
•
Four ongoing business segments
– Excess and Surplus Lines (E&S)
– Commercial Specialty
– International Specialty
– London
Major business
segment locations
Headquarters
Brussels
London
Bermuda

ARGO GROUP

ARGO GROUP

ARGO GROUP

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5. Four Business Units 1. 3. 2. 4. Successful Business Model Focus: Specialty underwriter in niche markets Growing an International Specialty Underwriter Growth and Profitability Four Business Units

6.
A Recap of Our Successful Business Model
1.
Target attractive
niche markets
2.
Develop leading,
differentiated
positions
3. Expand position
– organically
– selective acquisitions
4.
Results: Growth
in premiums and
earnings

7.
1.  ATTRACTIVE NICHE MARKETS
A Different Type of Approach
Key Criteria In Selecting Niche Markets
Higher margin, return
Market leadership in a reasonable time frame
Disciplined underwriting
Sustained, profitable organic growth

8.
2.  DEVELOP LEADERSHIP POSITIONS
Examples of Leadership Positions
E&S market position
Commercial insurance for small / medium
public entities
Insurance for retail fabricare industry
Workers’ compensation for coal mines in
Pennsylvania and Maryland
P/C insurance for independent grocery stores
Leader
Leader
Leader
Leader
Leader

9.
3.  EXPAND POSITION
A Solid Record of Disciplined Growth
2007 Revenues
90%+
90%+
Business Development Activity
Argonaut Specialty
Argo Re
Interstate Grocers
Coregis Fulcrum
Assets acquired:
New businesses launched:
Organic Growth Strategies
Cross Selling Increased Product Offerings
Businesses acquired:
Massamont
Rockwood Colony
Argo Surety
Heritage
Public Entity
PXRE

10. $1.6B $5.1B 2000 2007 Total Assets 18% CAGR $1.2B $186M 2000 2007 Gross Written Premiums 31% CAGR 4. RESULTS: GROWTH An Impressive Growth Record…

11.
4.  RESULTS: GROWTH
… With Solid Segment Underwriting Performance
Combined Ratio for Ongoing Segments
  94.3%*
94.0%*
92.7%
   92.1%**
90%
or less
2004 2005 2006 2007 Target
* Exclusive of losses from hurricane activity
** Exclusive of merger-related expenses

12.
$46.36
$45.15
$23.40
$27.22
$30.35
$33.51
$39.08
2002 2003 2004 2005 2006 2007 31-Mar-08
* Book value per common share - outstanding, includes the impact of the Series A Mandatory Convertible Preferred Stock on
an as if converted basis.  Preferred stock had fully converted into common shares as of Dec. 31, 2007.
4.  RESULTS: GROWTH
… And Consistent Growth of Book Value
Book Value Per Share
13.9%
CAGR

ARGO GROUP

ARGO GROUP

ARGO GROUP

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13.
Successful
Business
Model
Successful
Business
Model
1.
3.
2.
4.
Growth and Profitability
Four
Business
Units
Focus:  Specialty underwriter in niche markets
Growing an International Specialty Underwriter

14.
Excess & Surplus
Lines
London
• Lloyd’s platform
• Approx. $800M
in controlled
premium
• GWP $726M
• Operating Income
up 11%
Excess & Surplus
Lines
International
Specialty
• Bermuda-based
platform
• Expect to write
approx. $90M in
2008
Commercial
Specialty
• GWP $421M
• Operating Income
up 22%
Four Growth Platforms

15.
Four Growth Platforms
• GWP $726M
• Operating Income
up 11%
Excess & Surplus
Lines
Commercial
Specialty
• GWP $421M
• Operating Income
up 22%
International
Specialty
• Bermuda-based
platform
• Expect to write
approx. $90M in
2008
London
• Lloyd’s platform
• Approx. $800M
in controlled
premium

16.
Pre-Tax Operating Income
($M)
EXCESS & SURPLUS LINES:
Largest and Most Profitable Segment
Status
•
Combined ratio of 89.3%
•
Colony & Argonaut Specialty
Competitive advantages
•
Excellent infrastructure
•
Underwriting expertise
•
Controlled distribution
•
Rated ‘A’ (Excellent) by A.M. Best
92.6%
88.9%
89.3%
Combined ratio
*  Includes hurricane losses
$58*
$102
$113
2005 2006 2007
2008 YTD OI: $26.9M
2007 YTD OI: $29.0M

17.
Excess & Surplus
Lines
London
• Lloyd’s platform
• Approx. $800M
in controlled
premium
• GWP $726M
• Operating Income
up 11%
Excess & Surplus
Lines
International
Specialty
• Bermuda-based
platform
• Expect to write
approx. $90M in
2008
• GWP $421M
• Operating Income
up 22%
Commercial
Specialty
Four Growth Platforms

18.
Pre-Tax Operating Income
($M)
COMMERCIAL SPECIALITY
Consistently Profitable Segment
Status
•
Combined ratio of 88.7
•
Primarily retail-driven
Competitive advantages
•
Expertise in niche markets
– grocery stores
– mining operations
– laundry & dry cleaners
– small/medium-size public entities
92.6% 89.4%
88.7%
$38*
$50
$61
2005 2006
2007
Combined ratio
*  Includes hurricane losses
2008 YTD OI: $13.1M
2007 YTD OI: $13.8M

19.
Excess & Surplus
Lines
London
• Lloyd’s platform
• Approx. $800M
in controlled
premium
• GWP $726M
• Operating Income
up 11%
Excess & Surplus
Lines
International
Specialty
• Bermuda-based
platform
• Expect to write
approx. $90M in
2008
Commercial
Specialty
• GWP $421M
• Operating Income
up 22%
Four Growth Platforms

20.
Argo Re – Positioned Well At Outset
Immediate Strengths
•
A rating by A.M. Best
•
Began 2008 with approx. $1.3B in capital
•
Appointed Andrew Carrier as Peleus president
– New underwriting team in place
– Proven record of leadership
– Built diversified books of business
•
Utilize established infrastructure
•
Contributed $50 million of GWP and $5.8 million of
operating income in 2008-Q1

21.
Excess & Surplus
Lines
• Lloyd’s platform
• Approx. $800M
in controlled
premium
London
• GWP $726M
• Operating Income
up 11%
Excess & Surplus
Lines
International
Specialty
• Bermuda-based
platform
• Expect to write
approx. $90M in
2008
Commercial
Specialty
• GWP $421M
• Operating Income
up 22%
Four Growth Platforms

22.
Combined Business Mix
Argo Group:  Specialty Insurance
Excess & Surplus
Commercial Specialty
International Specialty
Non-US liability
Professional Indemnity
Heritage: Specialty Insurance
Worldwide property
Direct & Facultative
North American and International binding authority

23.
Heritage Brings Immediate Strategic Benefits
•
Enhances EPS and ROE
•
Further diversifies Argo Group’s business mix and geographic markets through Lloyd’s platform
•
Extends Argo Group’s market reach through Heritage’s distribution network
•
Provides Heritage with access to a Bermudian underwriting platform and additional capital
•
Provides Argo Group additional skills, scale and flexibility to take advantage of potential opportunities throughout the insurance cycle

Heritage

ARGO GROUP US

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ARGO RE

Member Argo Group

ARGO GROUP

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24.
Combined Business Mix
Specialty Insurance
•
Excess & Surplus Lines
•
Commercial Specialty
International Specialty
•
Quota share reinsurance
of business partners
•
Property reinsurance
•
Prospective insurance
opportunities
~70%
~10%
~20%
London Platform
•Worldwide property
•Non-U.S. liability

25. Property / Casualty Business Mix Property Casualty ~70% ~30%

26.
Group’s 2007 Results
2006 2007 Change
Gross Written Premium $ 1.15B $ 1.18B 2%
Net Earned Premium $ 813M $ 860M 6%
Total Revenue $ 939M $ 1.0B 6%
Net Investment Income $ 105M $ 134M 28%
Net Income Per Share
$ 4.82
$ 5.58
16%

27.
Group’s 2008 First Quarter Results
2007–Q1 2008-Q1 Change
Gross Written Premium $ 287M $ 347M 21%
Net Earned Premium $ 206M $ 219M 6%
Total Revenue $ 234M $ 258M 10%
Net Investment Income $ 28M $ 38M 36%
Net Income Per Share (diluted)
$ 1.13
$ 1.20
6%

28.
Dec 31, 2007
2,425
21.0%
1,754
1,385
5,124
$3,598
369
$45.15
Dec 31, 2006
2,029
14.5%
992
848
3,722
$2,558
144
$39.08
Strong Balance Sheet and Capital Base
Reserves
Total Leverage
Total Capital
Shareholders’ Equity
Total Assets
Investment Portfolio
Indebtedness
Book Value Per Share
In millions except for book value and leverage data
Mar 31, 2008
2,447
20.6%
1,792
1,423
4,980
$3,576
369
$46.36

29.
Minimal Sub-prime Exposure
Total Argo Group Investment Portfolio - $3.5 billion
•
Sub-prime/Alt-A Exposure only 2.4% of Shareholder Equity
– Total exposure approximately $34.5M (< 1% of total portfolio)
– 38% Alt-A / 62% Sub-prime
– 85% are AAA or AA rated
– Only 20% are 2005-2006 Vintage
All are AAA rated
•
Portfolio has no derivative investments

30.
Capital Deployment Strategy 12-18 Months
•
Support loss reserves and balance sheet
•
Growth of core business
– Deploy capital opportunistically across all three segments
– Reduce reliance on third-party reinsurance
•
Pursue attractive market opportunities
– Selective acquisitions that complement existing business lines
– Books of business and companies
•
Repatriate capital depending on capital position and stock price
– $150M stock repurchase program authorized
– Dividend

31. Our Focus: Continuing to Improve ROE 13.3% 14.8% 13.4% 15% 2005 2006 2007* Goal * Includes extraordinary gain of $66.3M

32.
I N  S U M M A R Y
A Stronger and Well-Positioned Specialty Underwriter
•
Proven and successful business model
– Impressive growth record, profitability and strong cash flow
•
Powerful competitive force in specialty lines market
– Unique international platform
– Bermuda and London advantages
– Diversified business mix
– Growth via geographic reach / expansion
•
ROE-driven focus
– Effective capital deployment + high-margin focus = ROE improvement

Thank you!